Exhibit 99.1

EXECUTION COPY

AMENDED AND RESTATED

DELEGATION OF SERVICING AGREEMENT

THIS AMENDED AND RESTATED DELEGATION OF SERVICING AGREEMENT is made as of October 20, 2006 (this “Agreement”), between FIA Card Services, National Association, a national banking association (“FIA”), and Banc of America Card Servicing Corporation, an Arizona corporation (the “Subservicer”).

RECITALS

WHEREAS, FIA (as successor to Bank of America, National Association (USA) (“BANA(USA)”)) and the Subservicer have heretofore entered into a Delegation of Servicing Agreement, dated as of May 22, 2006 (as amended, supplemented or otherwise modified from time to time, the “Original Agreement”); and

WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety to; and

WHEREAS, FIA, as Servicer (the “Servicer”), is a party to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006 (as the same may be amended, modified or supplemented, the “Master Pooling and Servicing Agreement”), among the Servicer, BA Credit Card Funding, LLC, as Transferor (the “Transferor”) and The Bank of New York, as Trustee (the “Trustee”), related to the BA Master Credit Card Trust II (“Master Trust II”); and

WHEREAS, the Servicer, the Transferor and the Trustee are parties to certain supplements to the Master Pooling and Servicing Agreement (each, as may be amended, modified or supplemented from time to time, a “Series Supplement”, and the Master Pooling and Servicing Agreement as supplemented by the Series Supplements, the “Pooling and Servicing Agreement”) pursuant to which Master Trust II has issued series of investor certificates; and

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Servicer has agreed to service and administer, or cause to be serviced and administered, the Receivables (as such term is defined in the Pooling and Servicing Agreement) in Master Trust II, along with assuming certain other obligations relating to Master Trust II; and

WHEREAS, subject to the terms and conditions of this Agreement, the Servicer desires to delegate to the Subservicer certain of such servicing functions relating to the Receivables and certain of the other obligations of the Servicer under the Pooling and Servicing Agreement; and

WHEREAS, the Subservicer desires to accept such delegation and the rights, powers, duties, and obligations set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Subservicer hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement a copy of which has been delivered by the Servicer to the Subservicer.

2. Engagement of the Subservicer. Pursuant to Section 8.07 of the Pooling and Servicing Agreement, the Servicer hereby delegates to the Subservicer all of the obligations and duties of the Servicer under the Pooling and Servicing Agreement as the Servicer shall identify, along with any and all rights and powers of the Servicer necessary to such delegation. The Subservicer hereby accepts such delegation of obligations, duties, rights and powers.

3. Subservicing Fees. (a) As compensation for performing the subservicing and administrative obligations required under this Agreement, the Servicer shall pay to the Subservicer a monthly fee in the amount specified in, and otherwise in accordance with, the fee agreement, executed on the date hereof, between the Servicer and the Subservicer, as such fee agreement may be amended or modified from time to time.

(b) Payment of the Subservicing Fee shall be independent of, and shall not be conditioned in any way on, the receipt by the Servicer of the Servicing Fee under the Pooling and Servicing Agreement.

4. Duties of the Subservicer. (a) The Subservicer shall service and administer the Receivables and perform such other duties of the Servicer under the Pooling and Servicing Agreement with respect to the Receivables as the Servicer shall request; provided, however, that such performance shall not, unless otherwise requested by the Servicer, include (A) making or directing deposits to or withdrawals from the Collection Account, the Finance Charge Account, the Principal Account or any Series Accounts, or (B) instructing the Trustee to perform or act in any manner. In connection with such performance, the Subservicer shall, as agent for the Servicer, take all actions reasonably requested by the Servicer to service and administer the Receivables in accordance with the Pooling and Servicing Agreement, the applicable Credit Card Agreements, the applicable Credit Card Guidelines, and, to the extent consistent with the foregoing, the Subservicer’s customary and usual servicing procedures for servicing credit card receivables comparable to such Receivables. As agent for the Servicer, the Subservicer shall have full power and authority, acting alone or through the Servicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable and which is permitted of the Servicer under the Pooling and Servicing Agreement, excluding any power to direct the Trustee or take any action with respect to the Trustee’s accounts.

(b) The Subservicer shall not be obligated to use separate servicing or administrative procedures, offices, employees, or accounts for any of its duties hereunder, including servicing the Receivables and administering payments in respect of the Accounts, from the procedures, offices, employees, and accounts used by the Subservicer in connection with its other activities, including servicing other comparable receivables and administering payments in respect of other comparable accounts.

(c) The Servicer shall furnish the Subservicer with any files, records, or documents necessary or appropriate to enable the Subservicer to carry out its subservicing and administrative duties hereunder. The Subservicer shall furnish the Servicer with any files, records, or documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under the Pooling and Servicing Agreement.

(d) The Subservicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each applicable Receivable and the related Account, and will comply in all material respects with all other Requirements of Law in connection with servicing and administering each applicable Receivable and the related Account, the failure to comply with which would have a material adverse effect on Investor Certificateholders or Master Trust II.

(e) The Subservicer shall not authorize any rescission or cancellation of any Receivable except in accordance with the applicable Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

(f) The Subservicer shall not take any action which, or omit to take any action the omission of which, would impair the rights of the Trustee in any Receivable or the rights of FIA in any Account. The Subservicer shall not reschedule, revise, or defer payments due on any Receivable except in accordance with the applicable Credit Card Guidelines.

(g) Except in connection with its enforcement or collection of an Account, the Subservicer shall not take any action to cause any Receivable or any Account to be evidenced by any instrument or chattel paper (as defined in the UCC).

(h) As reasonably requested by the Servicer, the Subservicer shall (i) furnish the Servicer with true and complete copies of all reports, statements, certificates, notices, and other documents received or generated by the Subservicer in connection with its duties hereunder and (ii) cooperate with the Servicer in taking any and all actions which the Servicer deems necessary in order for it to satisfactorily perform its obligations under the Pooling and Servicing Agreement or the Credit Card Agreements related to the Accounts. Nothing in this Agreement shall be construed as granting to the Subservicer any right or power with respect to the Accounts or the related Receivables that is more expansive than that granted to the Servicer with respect to the servicing and administration of the Receivables under the Pooling and Servicing Agreement.

(i) The Subservicer shall comply with and perform its obligations in accordance with the Credit Card Agreements and the Credit Card Guidelines in all material respects.

(j) All collections and other payments that are received by the Subservicer on the Accounts, including, but not limited to, amounts received in respect of Interchange, will be distributed to the Servicer on the Business Day next succeeding the date on which such collections or payments are received by the Subservicer, or such other day as may be consented to by the Servicer. The Subservicer agrees that all collections and other payments received by the Subservicer on the Accounts will be held in trust for the Servicer until distributed to the Servicer. Subject to this subsection 4(j), the Subservicer may commingle Collections on the Receivables to the extent permitted of the Servicer under the Pooling and Servicing Agreement.

5. Reimbursement. The Subservicer shall reimburse, without duplication of any such amount, each of the Servicer and the Transferor for any loss arising from a claim or demand (including any claim for damages and any demand to accept an assignment of any Receivable) that is made against the Servicer or the Transferor under the Pooling and Servicing Agreement and that arises from the Subservicer’s misconduct, negligence, or failure to abide by the terms of this Agreement (including the provisions of the Pooling and Servicing Agreement applicable to the Servicer or the Transferor).

6. Representations, Warranties, and Covenants of the Parties. Each party, severally and for and as to itself only, hereby makes the following representations, warranties, and covenants for the benefit of the other party:

(a) Such party is and will remain a legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Such party has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted. Such party has and will have, in all material respects, full power and authority to execute, deliver, and perform its obligations under this Agreement.

(b) Such party is and will remain duly qualified to do business, is and will remain in good standing as a foreign entity (or is exempt from such requirements), and has obtained and will retain all necessary licenses and approvals, in each jurisdiction in which its obligations under this Agreement require such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(c) Such party’s execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of such party.

(d) This Agreement constitutes a legal, valid, and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally or the rights of creditors of national banking associations or by general principles of equity.

(e) The execution and delivery of this Agreement by such party, and the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it or its properties are bound.

(f) The execution and delivery of this Agreement by such party, the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with or violate any Requirements of Law applicable to such party.

(g) There are no proceedings or investigations pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement.

(h) All authorizations, consents, orders, or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected, or given by such party in connection with the execution and delivery of this Agreement by such party, and the performance of the transactions contemplated by this Agreement by such party, have been duly obtained, effected, or given and are and will remain in full force and effect.

7. Resignation or Termination of the Subservicer. The Subservicer may resign at any time upon at least 45-days prior written notice to the Servicer. The Servicer may terminate the Subservicer at any time upon at least 45-days prior written notice to the Subservicer. The Servicer also may terminate the Subservicer at any time without prior notice if (i) the Subservicer fails to perform its obligations hereunder, as determined by the Servicer in its sole and absolute discretion or (ii) any event occurs which materially and adversely affects the ability of the Subservicer or the Servicer to collect the applicable Receivables, the ability of the Subservicer to perform its obligations hereunder, or the ability of the Servicer to perform its obligations under the Pooling and Servicing Agreement as determined by the Servicer in its sole and absolute discretion.

8. Term. Except as provided in Section 7 of this Agreement, this Agreement shall continue in full force and effect until termination of the Pooling and Servicing Agreement.

9. Notices. All notices, requests, and other communications permitted or required hereunder shall be in writing and shall be delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telex or facsimile as follows:

If to the Servicer, addressed to:

FIA Card Services, National Association

1100 North King Street

Mail Code: DE5-003-0107

Wilmington, Delaware 19884

Attn: Marcie Copson-Hall,

with a copy to:

Bank of America Corporation

101 S. Tryon Street

Mail Code: NC1-002-29-01

Charlotte, North Carolina 28255

Attn: Caroline Tsai,

If to the Transferor, addressed to:

BA Credit Card Funding, LLC

Hearst Tower

214 N. Tryon Street, Suite #21-39

Mail Code: NC1-027-21-04

Charlotte, North Carolina 28255

Attn: Marcie Copson-Hall,

with a copy to:

Bank of America Corporation

101 S. Tryon Street

Mail Code: NC1-002-29-01

Charlotte, North Carolina 28255

Attn: Caroline Tsai,

If to the Subservicer, addressed to:

Banc of America Card Servicing Corporation

1825 East Buckeye Road

Phoenix, Arizona 85034

Attn: Marcie Copson-Hall,

with a copy to:

Bank of America Corporation

101 S. Tryon Street

Mail Code: NC1-002-29-01

Charlotte, North Carolina 28255

Attn: Caroline Tsai

or to such other place within the United States of America as any party may designate as to itself by written notice to the other parties. All notices given by personal delivery or mail shall be effective on the date of actual receipt at the appropriate address. Notice given by telex or facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or the beginning of the next business day after receipt if received after the recipient’s normal business hours.

10. Non-Petition Covenant. Notwithstanding any prior termination of this Agreement, to the fullest extent permitted by applicable law, the Subservicer shall not petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, or cause the Transferor or Master Trust II to petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, any Governmental Authority for the purpose of (i) commencing or sustaining a case against the Transferor or Master Trust II under any bankruptcy, insolvency, or similar law, or (ii) appointing a receiver, conservator, trustee, liquidator, assignee, custodian, sequestrator, or other similar official of the Transferor or Master Trust II or any substantial part of any of its property.

11. Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Subservicer may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Servicer.

12. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

14. GOVERNING LAW; SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO DECLARE THAT IT IS THEIR INTENTION THAT THIS AGREEMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS AGREEMENT INVOLVES AT LEAST $100,000.00, AND (B) THAT THIS AGREEMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON 6 DEL. C. § 2708. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES (A) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (B)(1) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS, AND (2) THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS MAY ALSO BE MADE ON SUCH PARTY BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE UNITED STATES POSTAL SERVICE CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT SERVICE MADE PURSUANT TO (B)(1) OR (2) ABOVE SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE.

15. Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

16. Entire Agreement; Amendments; Waiver. This Agreement constitutes the entire agreement of the parties on the subject matter addressed herein and supersedes any other agreement of the parties on such subject matter. This Agreement may not be amended, and no rights hereunder may be waived, except by a written document signed by the duly authorized representatives of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

17. Ownership of Accounts. Nothing in this Agreement shall limit or diminish, or be construed as limiting or diminishing, FIA’s absolute ownership of the Accounts or, immediately prior to their transfer to the Trustee pursuant to the Pooling and Servicing Agreement, the Transferor’s absolute ownership of the Receivables and the related Interchange. The Subservicer acknowledges and agrees that at no time shall it own or hold any right, title, or interest in, to, or under any Account, any Receivable, or any related Interchange.

18. Regulation AB. The parties acknowledge and agree that the purpose of this Section 18 is to facilitate compliance by the Transferor and FIA, as Servicer, with the provisions of Regulation AB and related rules and regulations of the Commission. For the purposes of this Agreement, “Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time. For the purposes of this Agreement, “Securities Act” shall mean the Securities Act of 1933, as amended. For the purposes of this Agreement, “Commission” shall mean the Securities and Exchange Commission. Neither FIA nor the Transferor shall exercise its right to request delivery of information or other performance under this Section 18 other than in good faith, or for purposes other than its compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). For the purposes of this Agreement, “Exchange Act” shall mean the Securities Act of 1934, as amended. The Subservicer agrees to cooperate in good faith with any reasonable request by the Transferor or FIA for information regarding the Subservicer which is required in order to enable the Transferor or FIA to comply with the provisions of Items 1103(a)(1), 1108, 1117, 1119, 1122 and 1123 of Regulation AB as it relates to the Transferor or FIA or the Transferor’s or FIA’s obligations under the Pooling and Servicing Agreement or any supplement thereto.

19. Third Party Beneficiary. This Agreement will inure to the benefit of the Transferor and its successors and permitted assigns.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BANC OF AMERICA CARD SERVICING CORPORATION

By:	/s/ Henry W. Fulton
Name:	Henry W. Fulton
Title:	President

FIA CARD SERVICES, NATIONAL ASSOCIATION

By:	/s/ Scott W. McCarthy
Name:	Scott W. McCarthy
Title:	Senior Vice President

[Signature Page to the Amended and Restated Delegation of Servicing Agreement, dated as of October 20, 2006]